Offerings - Offering: 1	Aug. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 323,208,001.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 44,635.02
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 15,761,037 Shares (approximately 5.00% of the net assets of the Fund as of June 30, 2026) based on a net asset value per Class D Share, Class I Share and Class R Share as of close of business on June 30, 2026 of $20.55, $20.83 and $20.01, respectively.